UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8797
                                   811-9049

Name of Fund: Merrill Lynch International Fund
              Merrill Lynch Master International Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      International Fund and Merrill Lynch Master International Portfolio, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 11/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        International Fund

Semi-Annual Report
November 30, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch International Fund

Portfolio Information as of November 30, 2003

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Vodafone Group PLC ................................................      3.2%
Royal Bank of Scotland Group PLC ..................................      3.0
BP Amoco PLC ......................................................      2.8
TotalFinaElf SA ...................................................      2.5
BNP Paribas SA ....................................................      2.3
Barclays PLC ......................................................      2.3
GlaxoSmithKline PLC ...............................................      2.2
Nestle SA (Registered Shares) .....................................      2.0
Novartis AG (Registered Shares) ...................................      1.8
Credit Suisse Group ...............................................      1.8
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
United Kingdom ....................................................     32.0%
Japan .............................................................     17.5
France ............................................................     10.8
Switzerland .......................................................      7.8
Italy .............................................................      4.9
Sweden ............................................................      3.9
Ireland ...........................................................      3.4
Netherlands .......................................................      3.3
South Korea .......................................................      2.5
Germany ...........................................................      2.4
--------------------------------------------------------------------------------

Five Largest Industries*                                              Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Commercial Banks ..................................................     17.2%
Oil & Gas .........................................................      8.1
Pharmaceuticals ...................................................      7.5
Wireless Telecommunication Services ...............................      5.7
Automobiles .......................................................      4.6
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Geographic Asset Mix                                                 Net Assets*
--------------------------------------------------------------------------------
Europe (Ex United Kingdom) ........................................     40.3%
United Kingdom ....................................................     32.0
Japan .............................................................     17.5
Pacific Basin/Asia (Ex Japan) .....................................      7.4
North America .....................................................      0.8
--------------------------------------------------------------------------------
*     Total may not equal 100%.


2         MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

A Letter From the President

Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, global equity market uncertainty turned to strength and an economic slowdown that finally started to reverse trend in important areas around the globe.

The U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. Gross domestic product growth rallied from a dismal 1.4% in the first quarter of the year to an extraordinary 8.2% in the third quarter. In Europe, the central bank initiated more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries experienced strong growth in 2003. China, in particular, is expected to grow at an annualized rate of 8% for 2003 - 2004. Latin America has benefited from a combination of declining global risk and relative political stability.

Equity markets have made a strong showing this year, rebounding from one of the most dismal three-year periods in history. The S&P 500 Index posted year-to-date and 12-month returns of +22.27% and +15.09%, respectively, as of November 30, 2003. The MSCI World Index, which measures the performance of equity markets in 23 developed countries worldwide, returned +25.26% year-to-date and +19.17% over the past 12 months.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director/Trustee


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      During the period, many investors focused on more speculative investments, a trend that we were not comfortable pursuing.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2003, Merrill Lynch International Fund's Class A, Class B, Class C and Class I Shares had total returns of +11.04%, +10.78%, +10.78% and +11.22%, respectively. The Fund's unmanaged benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, returned +20.26% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

The Fund's underperformance occurred in an environment characterized by high-risk investor appetites, plentiful liquidity and optimism regarding the U.S. economy that perpetuated the sharp global equity market rally that began in March 2003. Contributing to the market momentum was accommodative monetary policy globally and positive economic data, including improving company earnings, increases in consumer confidence and business indicators, and strong third-quarter gross domestic product (GDP) growth in the United States. In our view, however, company earnings benefited from cost cutting and currency translation effects, while the exceptional GDP growth was aided by transitory stimulus from mortgage-refinancing and tax cuts. Furthermore, the rally was concentrated in particular areas of the market where our analysis had led us to take underweight positions relative to the benchmark, and this negatively impacted performance.

Economically sensitive sectors performed best during the six-month period. Sectors thought to benefit more from an economic recovery, such as technology and industrials, outperformed the broader market while sectors such as consumer staples and energy lagged. Our analysis suggested the valuations of many companies in these cyclical areas were excessive given the medium-term earnings profile we expect.

Within these sectors, lower-quality shares in particular outperformed. Investors focused on more risky, low-quality shares on the expectation that they would provide potentially greater rewards during economic recovery. Companies with strong balance sheets and stable earnings and dividend growth lagged the lower-quality shares. Momentum had taken these low-quality share prices to levels we could not justify; as such, we did not carry exposure to these types of stocks.

Within the information technology sector, our underweighting of semiconductor-related and technology hardware stocks hindered relative results as these areas made sharp gains. Stock valuations in these areas implied levels of earnings growth that we thought were too high given the competitive environment and excess-capacity issues these companies faced.

Our strategy within the financials sector was impacted by activity in the U.K. banking sector. Domestic investors appeared to sell Royal Bank of Scotland Group Plc (a portfolio holding) to buy HSBC (a portfolio underweight) on the basis that it offered greater exposure to the United States and Asia. However, our analysis suggested that investors had been overpaying for the potential offered by HSBC. We found similar global exposure could be gained more cheaply by holding a combination of banks, such as Royal Bank of Scotland and DBS Group in Asia.

In Japan, our strategy was impacted by a number of issues. First, the technical selling pressure caused by "Daiko Henjo" (the partial return of pension management to the government) led to declines for some of the blue chip stocks held by the Fund. Second, investors were concerned that a stronger yen would hurt exporters. Therefore, they aggressively rotated out of exporting companies into domestic shares, ignoring the extended valuations of the latter. We maintain our view that the exporters' hedging policies can alleviate currency risk, and historic analysis suggests they can operate successfully with a stronger yen than they currently face.

The Portfolio did not maintain positions in any of the "big five" Japanese banks, all of which made sharp gains during the period, and performance was negatively affected as a result. (Mizuho Financial, for example, was up 350% in U.S. dollar terms.) Investors speculated that an improvement in the domestic economy and recent equity market gains could lead to strong earnings upside for the banks. We believe the banks still face structural hurdles and that recent sentiment may be overly optimistic given the risks associated with these stocks.


4         MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

We remain committed to our strategy of investing in attractively valued, high-quality franchises that we believe are capable of producing sustained profits and cash-flow growth. We believe that, in time, the positions we are taking will add value to the portfolio relative to the benchmark.

What changes were made to the Portfolio during the period?

We increased our exposure to Japanese automakers by initiating positions in Toyota Motor Corporation and Honda Motor Co., Ltd. In our view, blue chip stocks such as these were being oversold as a result of the "Daiko Henjo" phenomenon, creating a buying opportunity. Both Toyota and Honda were trading at a discount compared to many other Japanese shares and other automobile stocks, particularly the three largest U.S. automakers.

In the financials sector, we added to our position in Credit Suisse Group, which we believe had an attractive valuation relative to its global peer group. Under new leadership, the company has lowered costs and restructured its insurance business. We expect better credit decisions going forward.

We reduced our exposure to materials, where we trimmed our positions in the mining companies Rio Tinto PLC and BHP Billiton PLC as they approached the top end of our fair value range. These shares performed well as investors sought exposure to economically sensitive stocks.

Changes in the Portfolio's technology exposure included reducing our position in Nokia Oyj. Although the company is highly profitable and the valuation undemanding for the sector, we became increasingly concerned that Nokia's high margins would be threatened by intense price competition in areas such as Asia. Some of the proceeds from the sale were reinvested in Samsung Electronics, which was trading at a less expensive valuation. Samsung has a leading position in the Asian handset market.

How would you characterize the Portfolio's position at the close of the period?

We continue to believe that stimulative fiscal and monetary policy will underpin a U.S.-led global economic recovery. However, plentiful capacity and low pricing power is likely to restrain corporate investment spending. At the same time, we believe U.S. consumer spending is not likely to accelerate significantly given the waning momentum from falling interest rates, and income growth will probably remain modest.

Overall, we remain focused on high-quality companies that offer a combination of franchise strength and attractive valuations. The Portfolio has economically sensitive areas concentrated in financial, media, industrial and information technology printer companies that possess these characteristics. We are underweight in the retail and materials sectors, as well as in semiconductors, networking and telecommunications equipment stocks, where valuations remain too high in our view. The Portfolio also has exposure to secular growth in areas such as medical equipment, as well as undervalued franchises in areas such as banks, personal products and beverages.

Historic evidence suggests that as the pace of economic and earnings growth slows, investors will become more discerning and high-quality stocks should resume market leadership. We believe the Portfolio is positioned to benefit from this rotation. In addition, should the U.S. dollar continue to weaken, international equities will represent an attractive asset class for U.S. dollar-based investors.

Ian Rowley
Vice President and Co-Portfolio Manager

Nigel Waller
Co-Portfolio Manager

December 15, 2003

--------------------------------------------------------------------------------
We are pleased to announce that Nigel Waller has been named Co-Portfolio Manager of Merrill Lynch International Fund. Nigel Waller joins Ian Rowley, and together both are primarily responsible for the day-to-day management of the Fund. Mr. Waller is a Vice President of Merrill Lynch Investment Managers and has been a member of Merrill Lynch Investment Managers' London-based Global Equities Team since January 2003. Prior thereto, Mr. Waller was a technology hardware and energy stocks analyst with Merrill Lynch Investment Managers' European team from 2001 to 2003. He joined MLIM in 1991, initially researching technology companies and then managing European equity portfolios. Subsequently he managed Asian equity portfolios, both in Singapore and after returning to the United Kingdom in 1999.
--------------------------------------------------------------------------------


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003            5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives.

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                   6-Month         12-Month     Since Inception
As of November 30, 2003                          Total Return    Total Return    Total Return
===============================================================================================
ML International Fund Class A Shares*               +11.04%         +16.10%         -12.31%
-----------------------------------------------------------------------------------------------
ML International Fund Class B Shares*               +10.78          +15.31          -15.68
-----------------------------------------------------------------------------------------------
ML International Fund Class C Shares*               +10.78          +15.31          -15.67
-----------------------------------------------------------------------------------------------
ML International Fund Class I Shares*               +11.22          +16.41          -11.15
-----------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**       +20.26          +24.22          + 1.08
-----------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 10/31/98.


6         MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Performance Data (concluded)

Average Annual Total Return

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/03                              +16.10%         +10.00%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                            - 3.02          - 4.06
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/03                                     - 2.55          - 3.58
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                   % Return        % Return
                                                  Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/03                              +15.31%         +11.31%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                            - 3.75          - 4.12
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/03                                     - 3.30          - 3.48
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                   % Return        % Return
                                                  Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/03                              +15.31%         +14.31%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                            - 3.75          - 3.75
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/03                                     - 3.30          - 3.30
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 11/30/03                              +16.41%         +10.30%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                            - 2.76          - 3.80
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/03                                     - 2.30          - 3.33
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003            7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities             Merrill Lynch International Fund

As of November 30, 2003
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investment in Mercury Master International Portfolio,
                         at value (identified cost--$129,886,483) ................                    $ 152,713,913
                       Prepaid registration fees and other assets ................                          102,105
                                                                                                      -------------
                       Total assets ..............................................                      152,816,018
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Other affiliates .......................................    $    188,400
                          Distributor ............................................          87,723
                          Administrator ..........................................          28,782
                                                                                      ------------
                       Total liabilities .........................................                          304,905
                                                                                                      -------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Net assets ................................................                    $ 152,511,113
                                                                                                      =============
===================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value,
                         100,000,000 shares authorized ...........................                    $         336
                       Class B Shares of Common Stock, $.0001 par value,
                         100,000,000 shares authorized ...........................                              996
                       Class C Shares of Common Stock, $.0001 par value,
                         100,000,000 shares authorized ...........................                              387
                       Class I Shares of Common Stock, $.0001 par value,
                         100,000,000 shares authorized ...........................                              191
                       Paid-in capital in excess of par ..........................                      261,214,296
                       Accumulated investment loss--net ..........................    $   (232,551)
                       Accumulated realized capital losses on investments and
                         foreign currency transactions from the Portfolio--net ...    (131,299,972)
                       Unrealized appreciation on investments and foreign
                         currency transactions from the Portfolio--net ...........      22,827,430
                                                                                      ------------
                       Total accumulated losses--net .............................                     (108,705,093)
                                                                                                      -------------
                       Net Assets ................................................                    $ 152,511,113
                                                                                                      =============
===================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $27,370,632 and
                         3,357,156 shares outstanding ............................                    $        8.15
                                                                                                      =============
                       Class B--Based on net assets of $78,758,805 and
                         9,958,131 shares outstanding ............................                    $        7.91
                                                                                                      =============
                       Class C--Based on net assets of $30,621,512 and
                         3,872,673 shares outstanding ............................                    $        7.91
                                                                                                      =============
                       Class I--Based on net assets of $15,760,164 and
                         1,914,751 shares outstanding ............................                    $        8.23
                                                                                                      =============

      See Notes to Financial Statements.


8         MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Statement of Operations                         Merrill Lynch International Fund

For the Six Months Ended November 30, 2003
===================================================================================================================
Investment Income from the Portfolio--Net
-------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Dividends (net of $161,657 foreign withholding tax) ....                    $   1,686,745
                          Securities lending--net ................................                           25,456
                          Interest ...............................................                            4,245
                          Expenses ...............................................                         (703,404)
                                                                                                      -------------
                       Net investment income from the Portfolio ..................                        1,013,042
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B ........    $    382,885
                       Transfer agent fees--Class B ..............................         199,690
                       Administration fees .......................................         188,377
                       Account maintenance and distribution fees--Class C ........         155,098
                       Transfer agent fees--Class C ..............................          82,072
                       Transfer agent fees--Class A ..............................          65,793
                       Transfer agent fees--Class I ..............................          37,637
                       Account maintenance fees--Class A .........................          34,276
                       Registration fees .........................................          32,723
                       Printing and shareholder reports ..........................          31,463
                       Professional fees .........................................          21,817
                       Other .....................................................           5,276
                                                                                      ------------
                       Total expenses ............................................                        1,237,107
                                                                                                      -------------
                       Investment loss--net ......................................                         (224,065)
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain from the Portfolio--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized gain from the Portfolio on:
                          Investments--net .......................................       4,913,837
                          Foreign currency transactions--net .....................          54,626        4,968,463
                                                                                      ------------
                       Change in unrealized appreciation on investments and
                         foreign currency transactions from the Portfolio--net ...                       11,128,216
                                                                                                      -------------
                       Total realized and unrealized gain from the Portfolio--net                        16,096,679
                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ......                    $  15,872,614
                                                                                                      =============

      See Notes to Financial Statements.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003            9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets             Merrill Lynch International Fund

                                                                                 For the Six         For the
                                                                                 Months Ended       Year Ended
                                                                                 November 30,         May 31,
Increase (Decrease) in Net Assets:                                                   2003              2003
===============================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------
                       Investment loss--net ................................    $    (224,065)    $    (205,218)
                       Realized gain (loss) on investments and foreign
                         currency transactions from the Portfolio--net .....        4,968,463       (34,939,976)
                       Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions
                         from the Portfolio--net ...........................       11,128,216         2,027,854
                                                                                -------------------------------
                       Net increase (decrease) in net assets resulting from
                         operations ........................................       15,872,614       (33,117,340)
                                                                                -------------------------------
===============================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                         transactions ......................................      (15,127,368)      (43,743,724)
                                                                                ===============================
===============================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .............          745,246       (76,861,064)
                       Beginning of period .................................      151,765,867       228,626,931
                                                                                -------------------------------
                       End of period* ......................................    $ 152,511,113     $ 151,765,867
                                                                                ===============================
                          * Accumulated investment loss--net ...............    $    (232,551)    $      (8,486)
                                                                                ===============================

      See Notes to Financial Statements.


10        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Financial Highlights                            Merrill Lynch International Fund

                                                                                              Class A
                                                                 -----------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended               For the Year Ended May 31,
                                                                 November 30,    -------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2003         2003@@       2002@@        2001@@        2000@@
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $   7.34      $   8.45     $   9.44      $  12.32      $  10.40
                                                                   ---------------------------------------------------------------
                       Investment income (loss)--net** ........         .01           .03           --+         (.01)         (.01)
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions from the Portfolio--net .         .80         (1.14)        (.99)        (2.24)         2.18
                                                                   ---------------------------------------------------------------
                       Total from investment operations .......         .81         (1.11)        (.99)        (2.25)         2.17
                                                                   ---------------------------------------------------------------
                       Less dividends and distributions:
                          In excess of investment income--net .          --            --           --            --          (.07)
                          Realized gain on investments from the
                            Portfolio--net ....................          --            --           --          (.57)         (.18)
                          In excess of realized gain on
                            investments from the Portfolio--net          --            --           --          (.06)           --
                                                                   ---------------------------------------------------------------
                       Total dividends and distributions ......          --            --           --          (.63)         (.25)
                                                                   ---------------------------------------------------------------
                       Net asset value, end of period .........    $   8.15      $   7.34     $   8.45      $   9.44      $  12.32
                                                                   ===============================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       11.04%@      (13.14%)     (10.49%)      (19.13%)       20.77%
                                                                   ===============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ .............................        2.03%*        2.02%        1.87%         1.66%         1.49%
                                                                   ===============================================================
                       Investment income (loss)--net ..........         .25%*         .48%         .06%         (.07%)        (.08%)
                                                                   ===============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $ 27,371      $ 27,838     $ 33,815      $ 42,643      $ 60,099
                                                                   ===============================================================
                       Portfolio turnover of the Mercury Master
                         International Portfolio ..............       40.75%       132.93%      140.65%        88.01%        63.03%
                                                                   ===============================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)                Merrill Lynch International Fund

                                                                                              Class B
                                                                 -----------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended               For the Year Ended May 31,
                                                                 November 30,    -------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2003          2003         2002          2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $   7.14      $   8.29     $   9.34      $  12.24      $  10.36
                                                                   ---------------------------------------------------------------
                       Investment loss--net** .................        (.02)         (.02)        (.06)         (.10)         (.09)
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions from the Portfolio--net .         .79         (1.13)        (.99)        (2.21)         2.14
                                                                   ---------------------------------------------------------------
                       Total from investment operations .......         .77         (1.15)       (1.05)        (2.31)         2.05
                                                                   ---------------------------------------------------------------
                       Less distributions:
                          Realized gain on investments from the
                            Portfolio--net ....................          --            --           --          (.54)         (.17)
                          In excess of realized gain on
                            investments from the Portfolio--net          --            --           --          (.05)           --
                                                                   ---------------------------------------------------------------
                       Total distributions ....................          --            --           --          (.59)         (.17)
                                                                   ---------------------------------------------------------------
                       Net asset value, end of period .........    $   7.91      $   7.14     $   8.29      $   9.34      $  12.24
                                                                   ===============================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       10.78%+      (13.87%)     (11.24%)      (19.69%)       19.68%
                                                                   ===============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ .............................        2.82%*        2.82%        2.64%         2.44%         2.26%
                                                                   ===============================================================
                       Investment loss--net ...................        (.55%)*       (.36%)       (.77%)        (.85%)        (.74%)
                                                                   ===============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $ 78,759      $ 75,953     $112,586      $167,788      $224,759
                                                                   ===============================================================
                       Portfolio turnover of the Mercury
                         Master International Portfolio .......       40.75%       132.93%      140.65%        88.01%        63.03%
                                                                   ===============================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.
++    Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


12        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Financial Highlights (continued)                Merrill Lynch International Fund

                                                                                              Class C
                                                                 -----------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended               For the Year Ended May 31,
                                                                 November 30,    -------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2003          2003         2002          2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $   7.14      $   8.29     $   9.34      $  12.24      $  10.36
                                                                   ---------------------------------------------------------------
                       Investment loss--net** .................        (.02)         (.03)        (.07)         (.10)         (.09)
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions from the Portfolio--net .         .79         (1.12)        (.98)        (2.21)         2.14
                                                                   ---------------------------------------------------------------
                       Total from investment operations .......         .77         (1.15)       (1.05)        (2.31)         2.05
                                                                   ---------------------------------------------------------------
                       Less distributions:
                          Realized gain on investments from the
                            Portfolio--net ....................          --            --           --          (.54)         (.17)
                          In excess of realized gain on
                            investments from the Portfolio--net          --            --           --          (.05)           --
                                                                   ---------------------------------------------------------------
                       Total distributions ....................          --            --           --          (.59)         (.17)
                                                                   ---------------------------------------------------------------
                       Net asset value, end of period .........    $   7.91      $   7.14     $   8.29      $   9.34      $  12.24
                                                                   ===============================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       10.78%+      (13.87%)     (11.24%)      (19.70%)       19.68%
                                                                   ===============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ .............................        2.83%*        2.82%        2.64%         2.43%         2.26%
                                                                   ===============================================================
                       Investment loss--net ...................        (.55%)*       (.42%)       (.83%)        (.88%)        (.73%)
                                                                   ===============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $ 30,622      $ 32,018     $ 56,945      $109,170      $179,843
                                                                   ===============================================================
                       Portfolio turnover of the Mercury
                         Master International Portfolio .......       40.75%       132.93%      140.65%        88.01%        63.03%
                                                                   ===============================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.
++    Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)                Merrill Lynch International Fund

                                                                                               Class I
                                                                 -----------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended                For the Year Ended May 31,
                                                                 November 30,    -------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2003          2003++       2002++        2001++        2000++
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $   7.40      $   8.49     $   9.47      $  12.34      $  10.42
                                                                   ---------------------------------------------------------------
                       Investment income--net** ...............         .02           .05          .02           .02           .04
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions from the Portfolio--net .         .81         (1.14)       (1.00)        (2.25)         2.16
                                                                   ---------------------------------------------------------------
                       Total from investment operations .......         .83         (1.09)        (.98)        (2.23)         2.20
                                                                   ---------------------------------------------------------------
                       Less dividends and distributions:
                          In excess of investment income--net .          --            --           --            --          (.10)
                          Realized gain on investments from the
                            Portfolio--net ....................          --            --           --          (.59)         (.18)
                          In excess of realized gain on
                            investments from the Portfolio--net          --            --           --          (.05)           --
                                                                   ---------------------------------------------------------------
                       Total dividends and distributions ......          --            --           --          (.64)         (.28)
                                                                   ---------------------------------------------------------------
                       Net asset value, end of period .........    $   8.23      $   7.40     $   8.49      $   9.47      $  12.34
                                                                   ===============================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       11.22%+      (12.84%)     (10.35%)      (18.91%)       20.99%
                                                                   ===============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+++ ............................        1.78%*        1.77%        1.61%         1.41%         1.24%
                                                                   ===============================================================
                       Investment income--net .................         .49%*         .67%         .22%          .15%          .33%
                                                                   ===============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $ 15,760      $ 15,957     $ 25,281      $ 46,569      $ 69,325
                                                                   ===============================================================
                       Portfolio turnover of the Mercury
                         Master International Portfolio .......       40.75%       132.93%      140.65%        88.01%        63.03%
                                                                   ===============================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
+++   Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


14        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Notes to Financial Statements                   Merrill Lynch International Fund

1. Significant Accounting Policies:

Merrill Lynch International Fund (the "Fund") is a series of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master International Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at November 30, 2003 was 99.9%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)       Merrill Lynch International Fund

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................             .25%               --
Class B ................................             .25%              .75%
Class C ................................             .25%              .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  472               $6,993
--------------------------------------------------------------------------------

For the six months ended November 30, 2003, MLPF&S received contingent deferred sales charges of $101,244 and $42 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $15,127,368 and $43,743,724 for the six months ended November 30, 2003 and for the year ended May 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended November 30, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,265,620        $ 24,495,105
Automatic conversion of shares .........                962               7,518
                                                -------------------------------
Total issued ...........................          3,266,582          24,502,623
Shares redeemed ........................         (3,704,029)        (28,134,989)
                                                -------------------------------
Net decrease ...........................           (437,447)       $ (3,632,366)
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2003+                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,368,153        $  9,552,572
Automatic conversion of shares .........             60,532             411,208
                                                -------------------------------
Total issued ...........................          1,428,685           9,963,780
Shares redeemed ........................         (1,636,732)        (11,335,503)
                                                -------------------------------
Net decrease ...........................           (208,047)       $ (1,371,723)
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended November 30, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,207,994        $  9,000,512
Automatic conversion of shares .........               (990)             (7,518)
Shares redeemed ........................         (1,881,610)        (14,047,126)
                                                -------------------------------
Net decrease ...........................           (674,606)       $ (5,054,132)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,654,947        $ 18,017,193
Automatic conversion of shares .........            (61,915)           (411,208)
Shares redeemed ........................         (5,540,252)        (37,815,394)
                                                -------------------------------
Net decrease ...........................         (2,947,220)       $(20,209,409)
                                                ===============================


16        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Notes to Financial Statements (concluded)       Merrill Lynch International Fund

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended November 30, 2003                         Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................                89,070            $   675,670
Shares redeemed ..................              (699,586)            (5,226,613)
                                             ----------------------------------
Net decrease .....................              (610,516)           $(4,550,943)
                                             ==================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2003                              Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               119,261           $    824,506
Shares redeemed ..................            (2,505,419)           (17,161,338)
                                             ----------------------------------
Net decrease .....................            (2,386,158)          $(16,336,832)
                                             ==================================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended November 30, 2003                         Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               160,340            $ 1,236,377
Shares redeemed ..................              (403,191)            (3,126,304)
                                             ----------------------------------
Net decrease .....................              (242,851)           $(1,889,927)
                                             ==================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2003+                             Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               944,203           $  6,511,547
Shares redeemed ..................            (1,763,008)           (12,337,307)
                                             ----------------------------------
Net decrease .....................              (818,805)          $ (5,825,760)
                                             ==================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

4. Capital Loss Carryforward:

On May 31, 2003, the Fund had a net capital loss carryforward of $125,345,614, of which $1,667,428 expires in 2009, $76,915,134 expires in 2010 and $46,763,052 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           17

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                   Mercury Master International Portfolio

                                                                                                              Value       Percent of
Europe          Industry*                          Shares Held    Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
Finland         Communications Equipment                63,130    Nokia Oyj 'A'                            $ 1,137,379       0.7%
                --------------------------------------------------------------------------------------------------------------------
                Paper & Forest Products                 63,875    UPM-Kymmene Oyj                            1,181,428       0.8
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Finland             2,318,807       1.5
====================================================================================================================================
France          Automobiles                             13,625    PSA Peugeot Citroen                          640,716       0.4
                --------------------------------------------------------------------------------------------------------------------
                Building Products                       17,460    Compagnie de Saint-Gobain                    784,849       0.5
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                               14,100    Air Liquide                                2,281,726       1.5
                --------------------------------------------------------------------------------------------------------------------
                Commercial Banks                        62,430    BNP Paribas SA                             3,524,721       2.3
                --------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication           60,820  + France Telecom SA                          1,555,791       1.0
                Services
                --------------------------------------------------------------------------------------------------------------------
                Food & Staples Retailing                 7,640    Carrefour SA                                 413,395       0.3
                --------------------------------------------------------------------------------------------------------------------
                Food Products                            2,665    Groupe Danone                                417,206       0.3
                --------------------------------------------------------------------------------------------------------------------
                Insurance                               36,340    Axa                                          705,684       0.5
                --------------------------------------------------------------------------------------------------------------------
                Media                                   16,770  + Vivendi Universal SA                         384,756       0.2
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                               23,160    TotalFinaElf SA                            3,753,408       2.5
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                         19,530    Aventis SA                                 1,134,010       0.7
                --------------------------------------------------------------------------------------------------------------------
                Road & Rail                             26,185    Autoroutes du Sud de la France               847,475       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in France             16,443,737      10.8
====================================================================================================================================
Germany         Automobiles                             16,295    Bayerische Motoren Werke (BMW) AG            717,440       0.5
                --------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services          13,000    Deutsche Boerse AG                           654,646       0.4
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities                      32,300    E.On AG                                    1,831,362       1.2
                --------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance              22,819  + Hypo Real Estate Holding AG                  487,159       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Germany             3,690,607       2.4
====================================================================================================================================
Ireland         Commercial Banks                       119,435    Allied Irish Banks PLC                     1,766,678       1.1
                                                        82,055    Anglo Irish Bank Corporation PLC           1,115,395       0.7
                                                       117,245    Bank of Ireland                            1,461,633       1.0
                                                                                                           -------------------------
                                                                                                             4,343,706       2.8
                --------------------------------------------------------------------------------------------------------------------
                Construction Materials                  49,045    CRH PLC                                      917,128       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Ireland             5,260,834       3.4
====================================================================================================================================
Italy           Commercial Banks                       285,440    Banca Intesa SpA                             800,989       0.5
                                                        49,700    Banco Popolare di Verona e Novara Scrl       820,472       0.5
                                                       178,130    Intesa BCI SpA                               670,894       0.5
                                                       439,130    Unicredito Italiano SpA                    2,208,712       1.5
                                                                                                           -------------------------
                                                                                                             4,501,067       3.0
                --------------------------------------------------------------------------------------------------------------------
                Insurance                               50,290    Assicurazioni Generali                     1,256,290       0.8
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                               98,770    ENI SpA                                    1,683,941       1.1
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Italy               7,441,298       4.9
====================================================================================================================================
Netherlands     Air Freight & Logistics                 46,035    TNT Post Group NV                            993,279       0.7
                --------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services          28,700    Euronext NV                                  687,710       0.4
                                                        46,590    ING Groep NV                                 997,994       0.7
                                                                                                           -------------------------
                                                                                                             1,685,704       1.1
                --------------------------------------------------------------------------------------------------------------------
                Food Products                           30,735    Unilever NV 'A'                            1,843,945       1.2
                --------------------------------------------------------------------------------------------------------------------
                Insurance                               33,295    Aegon NV                                     444,206       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the Netherlands     4,967,134       3.3
                ====================================================================================================================


18        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Schedule of Investments (continued)       Mercury Master International Portfolio

Europe                                                                                                        Value       Percent of
(continued)     Industry*                          Shares Held    Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
Spain           Commercial Banks                        14,700    Banco Popular Espanol SA                 $   770,738       0.5%
                --------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication          141,000    Telefonica SA                              1,825,381       1.2
                Services
                --------------------------------------------------------------------------------------------------------------------
                Tobacco                                 33,000    Altadis                                      880,937       0.6
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Spain               3,477,056       2.3
====================================================================================================================================
Sweden          Building Products                      110,825    Assa Abloy AB 'B'                          1,261,358       0.8
                --------------------------------------------------------------------------------------------------------------------
                Commercial Banks                        85,650    Skandinaviska Enskilda Banken
                                                                  (SEB) 'A'                                  1,116,518       0.8
                --------------------------------------------------------------------------------------------------------------------
                Insurance                              148,300    Skandia Forsakrings AB                       500,476       0.3
                --------------------------------------------------------------------------------------------------------------------
                Machinery                               24,255    SKF AB 'B'                                   887,562       0.6
                                                        68,760    Sandvik AB                                 2,188,534       1.4
                                                                                                           -------------------------
                                                                                                             3,076,096       2.0
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Sweden              5,954,448       3.9
====================================================================================================================================
Switzerland     Capital Markets                         81,740    Credit Suisse Group                        2,712,548       1.8
                                                        30,165    UBS AG (Registered Shares)                 1,942,554       1.2
                                                                                                           -------------------------
                                                                                                             4,655,102       3.0
                --------------------------------------------------------------------------------------------------------------------
                Food Products                           13,050    Nestle SA (Registered Shares)              3,033,475       2.0
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                         66,085    Novartis AG (Registered Shares)            2,791,136       1.8
                                                        16,770    Roche Holding AG                           1,511,278       1.0
                                                                                                           -------------------------
                                                                                                             4,302,414       2.8
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Switzerland        11,990,991       7.8
====================================================================================================================================
United Kingdom  Beverages                              166,550    Diageo PLC                                 2,076,698       1.4
                --------------------------------------------------------------------------------------------------------------------
                Building Products                       41,500    Bovis Homes Group PLC                        310,833       0.2
                                                        22,900    Wilson Bowden PLC                            384,000       0.3
                                                                                                           -------------------------
                                                                                                               694,833       0.5
                --------------------------------------------------------------------------------------------------------------------
                Commercial Banks                       388,082    Barclays PLC                               3,420,645       2.3
                                                       165,918    Royal Bank of Scotland Group PLC           4,631,297       3.0
                                                                                                           -------------------------
                                                                                                             8,051,942       5.3
                --------------------------------------------------------------------------------------------------------------------
                Commercial Services & Supplies         155,000    Brambles Industries PLC                      465,176       0.3
                                                       171,300    Bunzl PLC                                  1,307,333       0.9
                                                                                                           -------------------------
                                                                                                             1,772,509       1.2
                --------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication          191,115    BT Group PLC                                 571,097       0.4
                Services
                --------------------------------------------------------------------------------------------------------------------
                Food & Staples Retailing               397,320    Tesco PLC                                  1,699,786       1.1
                --------------------------------------------------------------------------------------------------------------------
                Gas Utilities                          345,060    Centrica PLC                               1,123,107       0.7
                --------------------------------------------------------------------------------------------------------------------
                Health Care Providers & Services        67,520    Alliance Unichem PLC                         583,525       0.4
                --------------------------------------------------------------------------------------------------------------------
                Hotels, Restaurants & Leisure          104,225    Compass Group PLC                            626,484       0.4
                --------------------------------------------------------------------------------------------------------------------
                Household Durables                      50,700    Barratt Developments PLC                     426,826       0.3
                                                        50,529    The Berkeley Group PLC                       696,956       0.4
                                                        49,100    Persimmon PLC                                393,512       0.3
                                                                                                           -------------------------
                                                                                                             1,517,294       1.0
                --------------------------------------------------------------------------------------------------------------------
                Industrial Conglomerates               116,422    Smiths Industries PLC                      1,333,521       0.9
                --------------------------------------------------------------------------------------------------------------------
                Insurance                              126,907    Prudential Corporation PLC                   973,990       0.6
                --------------------------------------------------------------------------------------------------------------------
                Media                                  102,375  + British Sky Broadcasting Group PLC
                                                                  ("BSkyB")                                  1,186,710       0.8
                                                        64,185    EMAP PLC                                     932,232       0.6
                                                       295,914    Reed Elsevier PLC                          2,437,764       1.6
                                                       136,745    WPP Group PLC                              1,309,958       0.8
                                                                                                           -------------------------
                                                                                                             5,866,664       3.8

          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           19

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)       Mercury Master International Portfolio

Europe                                                                                                        Value       Percent of
(concluded)     Industry*                          Shares Held    Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
United Kingdom  Metals & Mining                         54,140    Billiton PLC                            $    405,971       0.2%
(concluded)                                             31,200    Rio Tinto PLC (Registered Shares)            745,328       0.5
                                                                                                          --------------------------
                                                                                                             1,151,299       0.7
                --------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated          260,663    National Grid Group PLC                    1,761,824       1.2
                Power
                --------------------------------------------------------------------------------------------------------------------
                Oil & Gas                              602,460    BP Amoco PLC                               4,204,142       2.8
                                                       418,015    Shell Transport & Trading Company          2,645,637       1.7
                                                                                                          --------------------------
                                                                                                             6,849,779       4.5
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                         32,570    AstraZeneca Group PLC                      1,478,250       1.0
                                                       153,351    GlaxoSmithKline PLC                        3,457,641       2.2
                                                                                                          --------------------------
                                                                                                             4,935,891       3.2
                --------------------------------------------------------------------------------------------------------------------
                Tobacco                                 62,085    British American Tobacco PLC                 778,937       0.5
                                                        26,670    Imperial Tobacco Group PLC                   488,498       0.3
                                                                                                          --------------------------
                                                                                                             1,267,435       0.8
                --------------------------------------------------------------------------------------------------------------------
                Transportation Infrastructure          129,465    BAA PLC                                    1,052,070       0.7
                --------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication           2,149,595    Vodafone Group PLC                         4,935,470       3.2
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the
                                                                  United Kingdom                            48,845,218      32.0
                ====================================================================================================================
                                                                  Total Common Stocks in Europe
                                                                  (Cost--$90,805,874)                      110,390,130      72.3
====================================================================================================================================
North America
====================================================================================================================================
United States   Software                                50,875  + Amdocs Limited                             1,272,893       0.8
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in North America
                                                                  (Cost--$971,512)                           1,272,893       0.8
====================================================================================================================================
Pacific Basin/Asia
====================================================================================================================================
Australia       Beverages                              248,815    Foster's Brewing Group Limited               792,187       0.5
                --------------------------------------------------------------------------------------------------------------------
                Commercial Banks                        28,090    Commonwealth Bank of Australia               560,995       0.4
                                                        29,900    National Australia Bank Limited              625,703       0.4
                                                       114,600    Westpac Banking Corporation Limited        1,268,746       0.8
                                                                                                          --------------------------
                                                                                                             2,455,444       1.6
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Australia           3,247,631       2.1
====================================================================================================================================
Hong Kong       Commercial Banks                       131,700    Bank of East Asia, Ltd.                      413,772       0.3
                                                        63,200    Dah Sing Financial Group                     467,919       0.3
                                                                                                          --------------------------
                                                                                                               881,691       0.6
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities                     145,845    Hongkong Electric Holdings Limited           584,034       0.4
                --------------------------------------------------------------------------------------------------------------------
                Specialty Retail                       121,000    Esprit Holdings Limited                      386,387       0.2
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Hong Kong           1,852,112       1.2
====================================================================================================================================
Japan           Automobiles                             28,700    Honda Motor Co., Ltd.                      1,173,996       0.8
                                                       170,900    Nissan Motor Co., Ltd.                     1,953,678       1.3
                                                        83,600    Toyota Motor Corporation                   2,511,359       1.6
                                                                                                          --------------------------
                                                                                                             5,639,033       3.7
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                               85,000    Kuraray Co., Ltd.                            633,309       0.4
                                                        25,200    Shin-Etsu Chemical Co., Ltd.                 929,584       0.6
                                                                                                          --------------------------
                                                                                                             1,562,893       1.0
                --------------------------------------------------------------------------------------------------------------------
                Construction & Engineering             160,000    Obayashi Corporation                         612,126       0.4
                --------------------------------------------------------------------------------------------------------------------
                Consumer Finance                        10,000    Orix Corporation                             733,199       0.5
                --------------------------------------------------------------------------------------------------------------------
                Electrical Equipment                    11,100    Mabuchi Motor Co., Ltd.                      800,676       0.5


20        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Schedule of Investments (continued)       Mercury Master International Portfolio

Pacific Basin/Asia                                                                                             Value      Percent of
(concluded)     Industry*                          Shares Held    Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
Japan           Food Products                           47,900    Katokichi Co., Ltd.                     $    759,262       0.5%
(concluded)     --------------------------------------------------------------------------------------------------------------------
                Health Care Equipment & Supplies        54,000    Olympus Optical Co., Ltd.                  1,156,227       0.8
                --------------------------------------------------------------------------------------------------------------------
                Household Durables                       4,500    Funai Electric Co., Ltd.                     583,044       0.4
                --------------------------------------------------------------------------------------------------------------------
                Household Products                      12,000    Kao Corporation                              244,887       0.2
                --------------------------------------------------------------------------------------------------------------------
                Insurance                                  103  + Millea Holdings, Inc.                      1,109,752       0.7
                --------------------------------------------------------------------------------------------------------------------
                Leisure Equipment & Products            34,000    Fuji Photo Film                              962,381       0.6
                --------------------------------------------------------------------------------------------------------------------
                Office Electronics                      58,000    Canon, Inc.                                2,679,693       1.8
                                                       142,000    Ricoh Co., Ltd.                            2,590,541       1.7
                                                                                                          --------------------------
                                                                                                             5,270,234       3.5
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals                         31,700    Takeda Chemical Industries, Ltd.           1,215,668       0.8
                --------------------------------------------------------------------------------------------------------------------
                Semiconductors & Semiconductor           5,100    Rohm Company Ltd.                            596,521       0.4
                Equipment
                --------------------------------------------------------------------------------------------------------------------
                Trading Companies & Distributors       130,000    Mitsubishi Corporation                     1,192,933       0.8
                                                       148,000    Mitsui & Co., Ltd.                           995,946       0.6
                                                                                                          --------------------------
                                                                                                             2,188,879       1.4
                --------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication                 210    KDDI Corporation                           1,094,869       0.7
                Services                                   981    NTT DoCoMo, Inc.                           2,113,915       1.4
                                                                                                          --------------------------
                                                                                                             3,208,784       2.1
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Japan              26,643,566      17.5
====================================================================================================================================
Singapore       Road & Rail                            864,790    ComfortDelGro Corporation Limited            386,257       0.3
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Singapore             386,257       0.3
====================================================================================================================================
South Korea     Metals & Mining                          9,500    POSCO (ADR) (b)                              283,575       0.2
                --------------------------------------------------------------------------------------------------------------------
                Semiconductors & Semiconductor           7,900    Samsung Electronics (GDR) (c)(d)           1,524,700       1.0
                Equipment
                --------------------------------------------------------------------------------------------------------------------
                Tobacco                                190,500    KT&G Corporation (GDR) (c)(d)              1,777,365       1.1
                --------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication              15,400    SK Telecom Co., Ltd. (ADR) (b)               274,890       0.2
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in South Korea         3,860,530       2.5
====================================================================================================================================
Taiwan          Computers & Peripherals                 37,000    Hon Hai Precision Industry Co., Ltd.
                                                                  (GDR) (c)                                    290,450       0.2
                --------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication           59,515    Chunghwa Telecom Co., Ltd. (ADR) (b)         874,275       0.6
                Services
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Taiwan              1,164,725       0.8
====================================================================================================================================
Thailand        Commercial Banks                       215,200  + Bangkok Bank Public Company Limited
                                                                  'Foreign'                                    474,329       0.3
                --------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication             202,000    Advanced Info Service Public Company
                Services                                          Limited 'Foreign Registered'                 328,867       0.2
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Thailand              803,196       0.5
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the Pacific
                                                                  Basin/Asia (Cost--$35,299,272)            37,958,017      24.9
====================================================================================================================================


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           21

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)       Mercury Master International Portfolio

                                                         Face                                                  Value      Percent of
Europe          Industry*                               Amount    Fixed Income Securities               (in U.S. dollars) Net Assets
====================================================================================================================================
France          Insurance                              $ 2,348  + Axa SA, 0%** due 12/21/2004 (e)         $     42,078       0.0%
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in
                                                                  Europe (Cost--$34,811)                        42,078       0.0
====================================================================================================================================

                                                   Beneficial
                                                      Interest    Short-Term Securities
====================================================================================================================================
                                                      $668,169    Merrill Lynch Liquidity Series, LLC
                                                                  Cash Sweep Series I (a)                      668,169      0.4
                --------------------------------------------------------------------------------------------------------------------
                                                                  Total Short-Term Securities
                                                                  (Cost--$668,169)                             668,169      0.4
====================================================================================================================================
                Total Investments (Cost--$127,779,638)                                                     150,331,287     98.4

                Other Assets Less Liabilities                                                                2,382,626      1.6
                                                                                                          --------------------------
                Net Assets                                                                                $152,713,913    100.0%
                                                                                                          ==========================

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** Represents a zero coupon or step bond; the interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
+     Non-income producing security.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                           $(1,592,429)     $ 4,274
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                           $(3,765,970)     $17,006
      Merrill Lynch Premier
        Institutional Fund                             (2,027,830)     $ 8,450
      --------------------------------------------------------------------------

(b)   American Depositary Receipts (ADR).
(c)   Global Depositary Receipts (GDR).
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e)   Security was issued as a result of rights being exercised on 10/06/2003.

      See Notes to Financial Statements.


22        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Statement of Assets and Liabilities       Mercury Master International Portfolio

As of November 30, 2003
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$127,779,638) ...                      $ 150,331,287
                       Cash ....................................................                             18,200
                       Receivables:
                          Dividends ............................................    $   1,783,320
                          Securities sold ......................................        1,011,570
                          Contributions ........................................           66,973
                          Securities lending--net ..............................              127
                          Interest .............................................               21         2,862,011
                                                                                    -------------
                       Prepaid expenses ........................................                             33,132
                                                                                                      -------------
                       Total assets ............................................                        153,244,630
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Withdrawals ..........................................          294,778
                          Investment adviser ...................................           86,427
                          Securities purchased .................................           83,739
                          Other affiliates .....................................            1,375           466,319
                                                                                    -------------
                       Accrued expenses and other liabilities ..................                             64,398
                                                                                                      -------------
                       Total liabilities .......................................                            530,717
                                                                                                      -------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Net assets ..............................................                      $ 152,713,913
                                                                                                      =============
===================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------
                       Investors' capital ......................................                      $ 129,886,483
                       Unrealized appreciation on investments and foreign
                         currency transactions--net ............................                         22,827,430
                                                                                                      -------------
                       Net Assets ..............................................                      $ 152,713,913
                                                                                                      =============

      See Notes to Financial Statements.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           23

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                   Mercury Master International Portfolio

For the Six Months Ended November 30, 2003
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $161,657 foreign withholding tax) .....                      $   1,686,745
                       Securities lending--net .................................                             25,456
                       Interest ................................................                              4,245
                                                                                                      -------------
                       Total income ............................................                          1,716,446
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................    $     565,441
                       Accounting services .....................................           49,102
                       Custodian fees ..........................................           48,472
                       Professional fees .......................................           19,426
                       Trustees' fees and expenses .............................           11,316
                       Pricing fees ............................................            6,396
                       Printing and shareholder reports ........................            1,197
                       Other ...................................................            2,054
                                                                                    -------------
                       Total expenses ..........................................                            703,404
                                                                                                      -------------
                       Investment income--net ..................................                          1,013,042
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain on Investments & Foreign Currency Transactions--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized gain from:
                          Investments--net .....................................        4,913,837
                          Foreign currency transactions--net ...................           54,626         4,968,463
                                                                                    -------------
                       Change in unrealized appreciation on:
                          Investments--net .....................................       11,117,860
                          Foreign currency transactions--net ...................           10,356        11,128,216
                                                                                    -------------------------------
                       Total realized and unrealized gain on investments and
                         foreign currency transactions--net ....................                         16,096,679
                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ....                      $  17,109,721
                                                                                                      =============

      See Notes to Financial Statements.


24        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Statements of Changes in Net Assets       Mercury Master International Portfolio

                                                                                     For the Six         For the
                                                                                     Months Ended       Year Ended
                                                                                     November 30,        May 31,
Increase (Decrease) in Net Assets:                                                       2003              2003
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................    $   1,013,042     $   2,428,380
                       Realized gain (loss) on investments and foreign
                         currency transactions--net ............................        4,968,463       (34,939,991)
                       Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions--net ....       11,128,216         2,027,848
                                                                                    -------------------------------
                       Net increase (decrease) in net assets resulting from
                         operations ............................................       17,109,721       (30,483,763)
                                                                                    -------------------------------
===================================================================================================================
Capital Transactions
-------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .............................       35,407,664        20,777,102
                       Fair value of withdrawals ...............................      (51,775,814)      (67,446,635)
                                                                                    -------------------------------
                       Net decrease in net assets derived from capital
                         transactions ..........................................      (16,368,150)      (46,669,533)
                                                                                    -------------------------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .................          741,571       (77,153,296)
                       Beginning of period .....................................      151,972,342       229,125,638
                                                                                    -------------------------------
                       End of period ...........................................    $ 152,713,913     $ 151,972,342
                                                                                    ===============================

      See Notes to Financial Statements.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           25

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                      Mercury Master International Portfolio

                                                                   For the Six
                                                                   Months Ended               For the Year Ended May 31,
The following ratios have been derived from                        November 30,  --------------------------------------------------
information provided in the financial statements.                     2003          2003          2002          2001         2000
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....        11.65%+      (11.64%)       (9.27%)          --           --
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................          .93%*         .97%          .94%          .89%         .84%
                                                                   ================================================================
                       Investment income--net .................         1.34%*        1.48%          .92%          .68%         .67%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $ 152,714     $ 151,972     $ 229,126     $ 366,720    $ 534,583
                                                                   ================================================================
                       Portfolio turnover .....................        40.75%       132.93%       140.65%        88.01%       63.03%
                                                                   ================================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Aggregate total investment return.

      See Notes to Financial Statements.


26        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Notes to Financial Statements             Mercury Master International Portfolio

1. Significant Accounting Policies:

Mercury Master International Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           27

[LOGO] Merrill Lynch Investment Managers

                                          Mercury Master International Portfolio

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.


28        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

                                          Mercury Master International Portfolio

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates. For the six months ended November 30, 2003, MLIM, LLC received $10,197 in securities lending agent fees.

In addition, MLPF&S received $1,407 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended November 30, 2003.

For the six months ended November 30, 2003, the Portfolio reimbursed MLIMIL $1,678 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., MLIMIL, FAM, PSI, and/or ML & Co.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)
                                          Mercury Master International Portfolio

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2003 were $60,382,441 and $75,011,452, respectively.

Net realized gains for the six months ended November 30, 2003 and net unrealized gains as of November 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                     Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $ 4,913,837        $22,551,649
Foreign currency transactions ............             54,626            275,781
                                                  ------------------------------
Total ....................................        $ 4,968,463        $22,827,430
                                                  ==============================

As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $19,216,551, of which $22,680,008 related to appreciated securities and $3,463,457 related to depreciated securities. At November 30, 2003, the aggregate cost of investments for Federal income tax purposes was $131,114,736.

4. Commitments:

At November 30, 2003, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $32,000 and $959,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the six months ended November 30, 2003.


30        MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003

Officers and Directors/Trustees

Terry K. Glenn, Director/Trustee and President
David O. Beim, Director/Trustee
James T. Flynn, Director/Trustee
Todd Goodwin, Director/Trustee
George W. Holbrook, Jr., Director/Trustee
W. Carl Kester, Director/Trustee
Karen P. Robards, Director/Trustee
Ian Rowley, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

--------------------------------------------------------------------------------
Effective January 1, 2004, Todd Goodwin and George W. Holbrook, Directors of Merrill Lynch International Fund, retired. The Fund's Board of Directors wishes Messrs. Goodwin and Holbrook well in their retirements.
--------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2003           31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch International Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                #MLINTL -- 11/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch International Fund and Merrill Lynch Master International
Portfolio


By: /s/ Terry K. Glenn
    -------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch International Fund and Merrill Lynch
    Master International Portfolio

Date: January 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    -------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch International Fund and Merrill Lynch
    Master International Portfolio

Date: January 21, 2004

By: /s/ Donald C. Burke
    -------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch International Fund and Merrill Lynch
    Master International Portfolio

Date: January 21, 2004

Attached hereto as a furnished exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.